UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2006

Gene Logic Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23317	06-1411336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Professional Drive, Gaithersburg, Maryland	20879
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 987-1700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Item 1.01.      Entry into a Material Definitive Agreement

On December 15, 2006, Gene Logic Inc. (the “Company”) entered into a stock purchase agreement with Bridge Pharmaceuticals Inc. (“Bridge”) pursuant to which the Company sold all of the outstanding shares of Gene Logic Laboratories Inc. (“Labs”), a wholly owned subsidiary of the Company, to Bridge (the “Agreement”). The total purchase price for the sale is $15,000,000, subject to working capital and certain other adjustments. The Company received $13,500,000 at closing, and $1,500,000 was placed into escrow for a one-year period to secure certain obligations of the Company. The description of the Agreement is qualified in its entirety by reference to the complete terms of the Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

A copy of the Company’s December 15, 2006 press release announcing the sale of Labs is attached hereto as Exhibit 99.1.

Item 2.01.     Completion of Acquisition or Disposition of Assets

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 2.01 as if set forth herein.

Item 9.01.     Financial Statements and Exhibits

(b) Pro Forma Financial Information.

     An unaudited pro forma consolidated condensed balance sheet as of September 30, 2006 and unaudited pro forma consolidated condensed statements of operations for the three years ended December 31, 2005, including notes thereto, are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit Number	Description
2.2	Stock Purchase Agreement dated as of December 15, 2006 by and between the Registrant and Bridge Pharmaceuticals Inc.
99.1	Gene Logic Inc. Press Release, dated December 15, 2006.
99.2
Unaudited pro forma consolidated condensed balance sheet as of September 30, 2006 and unaudited pro forma consolidated condensed statements of operations for the three years ended December 31, 2005, including notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENE LOGIC INC.

Date: December 21, 2006	By:	/s/ Mark D. Gessler
Mark D. Gessler
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.2	Stock Purchase Agreement dated as of December 15, 2006 by and between the registrant and Bridge Pharmaceuticals Inc.
99.1	Gene Logic Inc. Press Release, dated December 15, 2006.
99.2
Unaudited pro forma consolidated condensed balance sheet as of September 30, 2006 and unaudited pro forma consolidated condensed statements of operations for the three years ended December 31, 2005, including notes thereto.